ENSERVCO


HEAT WAVES
HOT OIL SERVICE




HEAT WAVES

August 2018

ENSV
LISTED
NYSE AMERICAN

ENSERVCO

Cautionary Statement on Forward-looking Information

This presentation contains, and related discussions may contain, "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation and related discussions, other than statements of historical facts, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of Enservco Corporation's ("Enservco" or the "Company") business plans and strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "project," "predict," "intend," "future," "potential," "suggest," "target," "forecast," "continue" and other similar expressions. Forward-looking statements are not historical facts and are based upon management's current expectations, beliefs, estimates and projections, and various assumptions, many of which are inherently uncertain and beyond the Company's control. Such expectations, beliefs, estimates and projections are expressed in good faith and management believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks included or incorporated by reference in the Company's latest Annual Report on Form 10-K and other filings that have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management's views as of the date hereof, all of which are subject to change.

This presentation includes certain non-GAAP financial measures. Non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. These measures should not be considered in isolation or as an alternative to GAAP measures. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. For how we define such non-GAAP financial measures, as well as for reconciliations to GAAP measures, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section in the Company's most recent Annual Report.

You should read the documents the Company has filed with the SEC for more complete information about the Company. You may obtain these documents for free by visiting the SEC's Edgar portal at http://www.sec.gov/edgar/searchedgar/companysearch.html

Company at a Glance

ENSERVCO is a leading provider of well stimulation and fluid management services to domestic onshore conventional and unconventional oil and gas customers

Operating Subsidiaries	HEAT WAVES Hot Oil Service, LLC	DILLCO Fluid Service Inc.	HEATWAVES Water Management, LLC
% of 2017 Revenue	▪ 86%	▪ 9%	▪ 5%
Primary Services	▪ Frac water heating ▪ Hot oiling ▪ Acidizing ▪ Pressure testing	▪ Fluid hauling ▪ Fluid disposal ▪ Frac tank rental ▪ Well-site construction	▪ Water transfer ▪ Bacteria and scaling treatment - HydroFLOW®
Service Areas	▪ Colorado, Kansas, Montana, Nebraska, Nevada, New Mexico, North Dakota, Ohio, Oklahoma, Pennsylvania, Texas, West Virginia, Wyoming	▪ Colorado, Kansas, Oklahoma, Texas	▪ Colorado, New Mexico, North Dakota, Montana, Wyoming, Kansas, Oklahoma, Texas

Experienced Leadership Team

Ian Dickinson
Chief Executive Officer

- Joined the Company in 2017 with more than 20 year of senior executive experience with public and private companies
- Background in private equity, oilfield equipment, M&A, finance
- Extensive experience in energy sector; former CEO of Premier Oilfield Equipment
- Strong relationships with oil and gas E&Ps throughout the U.S.

Dustin Bradford
Chief Financial Officer

- Joined the Company in 2017
- Seasoned CPA and financial executive
- Background includes financial management, corporate auditing, strategic planning, public company financing, and SEC reporting
- Most recently Chief Accounting Officer and Controller of ENSERVCO

Kevin C. Kersting
Chief Operating Officer

- Joined the Company in 2018
- Former President and COO of CAP Logistics
- Strong track record of building and integrating multi-location teams and optimizing operations
- Background in fleet logistics, ERP systems, data analytics, sales and team building
- Spearheaded steady revenue and profit growth at CAP

Notable Events in Company History

ENSERVCO

Year	Events
2017	▪ **New CEO hired** ▪ **New $30 million credit facility signed with East West Bank** ▪ **Water Management revenues begin to ramp** ▪ **Expansion into Austin Chalk formation**
2016	▪ Named 2016 Oilfield Services Company of the Year for Texas Region ▪ **Launched Heat Waves Water Management Division** HEATWAVES Water Management, LLC 4th Annual OIL & GAS AWARDS Texas WINNER
2015	▪ **Completion of fleet expansion: fleet size and revenue capacity doubles** ▪ Expansion into Eagle Ford Basin in Texas
2014	▪ **Record revenue of $56.6M and adjusted EBITDA of $11.5M** ▪ **$16 million Capex program facilitating major expansion of service fleet** ▪ $3.7 million asset acquisition expands fleet & footprint into northern Bakken Shale ▪ Commercializes LNG, CNG and well-gas fueling options for frac water heating units ▪ Named Rocky Mountain Region's Service Company of the Year for 2013 OIL & GAS AWARDS WINNER Rocky Mountain 2013
2013	▪ Service territory expanded into Wyoming's Jonah Field, Powder River & Green River Basins
2012	▪ Service territory expanded into Utica Shale and Mississippi Lime regions
2011	▪ Opens major operation centers in southern Bakken Shale and Niobrara Shale fields
2010	▪ Became publicly traded company ▪ Commenced operations in Marcellus Shale region ENSERVCO
2007	▪ Acquired 35-year-old Dillco Fluid Services, the leading provider of water hauling, fluid disposal, frac tank rental, and well-site construction services in the Hugoton Basin DILLCO
2006	▪ Acquisition of Heat Waves Hot Oil Service HEAT WAVES Hot Oil Service, LLC

Service Line: Hot Oiling

ENSERVCO

Service Overview

- Heating and circulating oil down a well bore or transfer line to dissolve and dislodge paraffin and other hydrocarbon deposits to maintain or increase production
- Used to melt ice and/or eliminate water and other soluble waste within oil storage tanks; helps maximize operator's revenue at the refinery
- Recurring, maintenance-related service performed throughout the life of a well
- ENSERVCO's hot oilers are capable of generating up to 12 million BTUs, and are also used in pressure testing applications

Key Highlights

- 27% of 2017 revenue
- 57 hot oil trucks
- 11 locations served


HEAT WAVES
HOT OIL SERVICE

Service Line: Frac Water Heating

ENSERVCO

Service Overview

- Process of heating the water used to hydraulically fracture oil and natural gas wells
- Ensures fluid temperatures meet the requirements of the customer's frac design
- Half of ENSERVCO's burner boxes are bi-fuel and can be fueled with propane, liquefied natural gas, compressed natural gas, or dry well gas
- Bi-fuel capability is a competitive advantage, offering customers a "green" alternative and lower operating costs
- Trucks come configured as single burners (bobtail), double burners, and mega heaters

Key Highlights

- 45% of 2017 revenue
- 80 burner boxes(1)
- 8 locations served
- Single burner: 25M BTU
- Double burner and mega heaters: 50M BTU


HEAT WAVES

(1) Mega Frac Water Heaters and Double Burners have twice the heating and revenue capacity of a standard heating unit, and therefore are counted as two units.

Service Line: Acidizing

Service Overview	Key Highlights

Service Overview

- Involves pumping specially formulated acids and/or chemicals into a well to dissolve materials blocking the flow of oil or natural gas
- Used for increasing permeability throughout the formation, cleaning formation damage near the wellbore and removing the buildup of materials restricting the flow in the formation
- Recurring, maintenance-related service, and can be performed throughout the life of a producing well

Key Highlights

- 9% of 2017 revenue
- 7 acid transports
- 7 locations served



Service Line: Water Transfer

ENSERVCO

Service Overview	Key Highlights

Service Overview

- Provides safe, uninterrupted water flow for hydraulic fracturing
- Experienced team of safety-minded operators to ensure the highest service quality
- 12”, 10” and 8” no-leak, lay-flat hose and aluminum pipe
- High capacity with rapid deployment systems
- Pump rates up to 120 BPM

Key Highlights

- 5% of 2017 revenue
- 17 miles of assets
- 3 locations served
- Offsets seasonality of the frac water heating business







(1) i.e. have enough equipment to man 8+ water transfer crews assuming an average 2 mile push.

Service Line: Water Hauling

ENSERVCO

Service Overview

- Transport water to fill frac tanks and reservoirs at well locations
- Transport production water to disposal wells
- Move drilling and completion fluids to and from well locations
- Transport flowback fluids from well site to disposal wells
- Utilized during both completion and production life of a well

Key Highlights

- 10% of 2017 revenue
- 67 water hauling trucks
- 8 basins served





Key Stock Data

Stock Data

NYSE American	ENSV
52-week range*	$0.30 - $1.50
Recent price*	$0.82
Avg. volume (3 mo.)*	245,000
Shares – outstanding	51.3 M
Market cap*	$43.9 M
Fiscal year end	December 31

*Recent price, volume and market cap data as of August 14, 2018, and subject to change.

Research Coverage

Euro Pacific Capital – Bhakti Pavani

Ascendiant Capital – Edward Woo

4-Year Stock Price


ENSV Weekly
8/12/18
Volume
©BigCharts.com
Millions

1-Year Stock Price


ENSV Daily
8/14/18
Volume
©BigCharts.com
Millions
Sep
Oct
Nov
Dec
18
Feb
Mar
Apr
May
Jun
Jul
Aug

Investment Highlights

ENSERVCO is uniquely positioned to take advantage of the increased industry activity to generate significant shareholder returns

- Revenue and profit growth momentum driven by improved efficiencies, higher commodity prices and increased activity
- Restructured 3 year debt facility provides improved terms and increased liquidity
- National footprint provides access to most major basins and a broad customer base
- Long-standing relationships and MSAs with blue chip customers
- Revenue mix balances production and completion related services - provides defense against commodity price fluctuations
- The earnings capacity of the business has nearly doubled (vs peak performance in 2014) via an expanded state-of-the-art fleet
- New senior management team and addition of a regional business development team

Core Objectives

+Grow | +Optimize | +Cashflow | +Safety

Company Driver:

Increase shareholder value by increasing equipment utilization and unit level profitability across all service lines

2018 Corporate Objectives:

- Increase fleet utilization to realize the full earning capacity of the business
- Optimize equipment deployment to enhance unit level profitability
- Increase revenue per customer via geographic and service line expansion
- De-lever business to enhance earnings and strengthen balance sheet
- Pursue accretive M&A opportunities
- Remain focused on creating a safe and rewarding environment for our team members and stakeholders

2017 Full Year Financial Highlights

(In Millions)

Revenue


$40.8
$24.6
2016
2017

Adjusted EBITDA


$3.4
($3.3)
2016
2017

- Revenue and profit growth momentum based on improved efficiencies, higher commodity prices and increased activity
- Restructured 3 year debt facility provides improved terms and increased liquidity
  - Lower cost of capital
  - Improved liquidity and working capital position
  - Strengthened balance sheet

2018 Six-Month YTD Financial Highlights

(In Millions)


Revenue
$29.9
$20.9
2017
2018


Adjusted EBITDA
$4.3
$2.2
2017
2018

- Revenue +43% YOY
- Adjusted EBITDA +94% YOY
- $6.5 million in cash generated from operations YTD
- Momentum expected to continue in second half

National Footprint


Locations and Basins Served
Headquarters – Denver, CO
MONTANA
WILLISTON
BIGHORN
POWDER RIVER
GREATER
GREEN
UINTA PICEANCE
DENVER
PARADOX
SAN JUAN
RATON
Denver, CO
ANADARKO
PALO DURO
PERMIAN
FORT WORTH
ARKOMA
TX-LA-MS SALT
WESTERN GULF
FOREST CITY
ILLINOIS
MICHIGAN
APPALACHIAN
BLACK WARRIOR
Major US Operations
Major Oil & Gas Basins

Customers

ENSERVCO

ENSERVCO has long-standing relationships and MSAs with blue chip customers

Currently serve 360+ customers, 145+ under Master Service Agreements

Merit Energy Company · bp · Whiting · ConocoPhillips · eog resources · Anadarko Petroleum Corporation · WPX Energy · Extraction Oil & Gas · Hess · Gulfport Energy Corporation · Antero Resources · Wold Oil Properties, Inc. · EQT · Crestone Peak Resources · noble energy · Linn Energy · Chesapeake Energy · XTO Energy · PDC Energy · Chaparral Energy · Continental Resources · Sanchez Oil & Gas Corporation · Marathon Oil · Apache · EnCana · EP Energy · Newfield · Murphy Oil Corporation



MONTANA
WILLISTON
BIGHORN
POWDER RIVER
GREATER GREEN RIVER
UINTA PICEANCE
DENVER JULESBURG
FOREST CITY
MICHIGAN
APPALACHIAN
ILLINOIS
Denver, CO Headquarters
PARADOX
SAN JUAN
RATON
ANADARKO
PALO DURO
ARKOMA
BLACK WARRIOR
PERMIAN
FORT WORTH
TX-LA-MS SALT
WESTERN GULF
Major US Operations
Major Oil & Gas Basins

Enhanced Fleet Assets

Revenue capacity has nearly doubled in 2018 over 2014 due to fleet expansion and the addition of the Water Transfer service line


Unit Count
90
80
70
60
50
40
30
20
10
0
4
7
0
17
31
57
49
80
65
67
Acidizing
Water Transfer (miles)
Hot Oiling
Frac Heating
Water Hauling
2014
Present

Enservco added 60 additional well enhancement units in 2014 and 2015 and 17 miles of water transfer assets in 2016

Well-Balanced Revenue Mix

ENSERVCO



Revenue Mix
56%
44%
47%
53%
27%
73%
50%
50%
FY 2014
FY 2015
FY 2016
FY 2017

Completion Services

- Consists of high margin frac water heating and water transfer services
- Drill/completion-dependent, one-time activities
- Further differentiated on bi-fuel capabilities
- Drives margin expansion and operating cash flows

Production & Maintenance Services

- Includes hot oiling, acidizing, water hauling, and other services
- Recurring services needed for ongoing maintenance
- Strong margins for hot oiling and acidizing
- Provides buffer for the Company across economic and business cycles

Diversified Platform Positioned for Growth

ENSERVCO

← *One-time, drill/completion-dependent* → ← *Recurring services critical to maintenance and ongoing operations* →



Frac Water Heating



Water Transfer



Hot Oiling



Acidizing



Water Hauling

Fiscal 2014


15%
5%
56%
24%

Fiscal 2017


Construction & Other
4%
5%
10%
9%
45%
27%

- 2017 delivered greater diversification and mix of services
- Year-round Water Transfer service growing rapidly
- Seasonal Frac Heating has become a smaller percent of total revenues

Earnings Capacity

The earning capacity of the business has increased significantly due to the purchase of additional production units in late 2014, the launch of the Water Transfer business in 2016, and the recent expansion into south Texas

- Unit count includes 68 water hauling units
- The earning capacity of the fleet was effectively doubled from 2014 levels
- Minimal maintenance capex requirements going forward ~$1.5M – $2.5M annually


EARNING POWER (IN $MM)
149 units available
228 units available
No south TX Exposure
No Water Transfer Units
South TX Exposure
Water Transfer
149
228
$57
$12
$85
$20
2014
CURRENT
REVENUE
EBITDA
REVENUE
EBITDA
UNITS
2014
CURRENT

(1) Earning Capacity assumes utilization of 228 units at 2014 levels

Summary Highlights

Management is focused on maximizing shareholder returns through focused execution and disciplined financial management

Highlights:

- Solid revenue and profit growth momentum
- Significant revenue and profit upside with current fleet and minimal CapEx
- Executing on plan to achieve full utilization and increase unit level profitability
- Competitive advantages: diverse services mix, blue chip customers, national footprint
- Debt pay-down strategy designed to increase cash flows, strengthen balance sheet
- Accretive M&A potential to add to and/or expand current service lines

ENSV Shareholder Overview

ENSERVCO

ENSERVCO's institutional shareholder count grew from 1 at January 1, 2014, to 27 at June 30, 2018.

Institution	Shares Held
Cross River Capital Management	10,680,090
AWM Investment	4,000,000
Hunter Associates	2,700,000
Granahan Investment Management	1,586,453
Vanguard Group	700,050
Perkins Capital Management	679,655
EAM Investors	521,085
Acadian Asset Management	290,294
BlackRock Institutional Trust	271,911
Geode Capital Management	77,749
Susquehanna International Group	54,958
Northern Trust	52,297
Virtu Americas	50,039
William Blair & Company	37,500
Creative Planning	25,000
Hightower Advisors	19,750
Citadel	18,874
EAM Global Investors	15,461
UBS Financial Services	14,708
Sapphire Star Partners	14,265
Cetera Advisor Networks	12,860
City National Rochdale	9,475
Blackrock Investment Management	6,810
AXA Rosenberg	6,810
North Star Investment Management	3,000
Metropolitan Life	2,105
Wells Fargo Advisors	400

Reconciliation of Non-GAAP Measures

ENSERVCO

Adjusted EBITDA Reconciliation

(In thousands)

EBITDA	Q2 2018	Q2 2017	6-Months 2018	6-Months 2017
Net Income (loss)	$ (3,282)	$ (2,527)	$ (1,241)	$ (2,477)
Add Back (Deduct)				
Interest Expense	511	500	1,011	1,210
Provision for income taxes (benefit) expense	32	(1,019)	32	(992)
Depreciation and amortization	1,597	1,675	3,186	3,251
EBITDA*	(1,142)	(1,371)	2,988	992
Add Back (Deduct)				
Stock-based compensation	115	330	188	446
Patent litigation and defense expenses	55	24	75	67
Severance and transition costs	593	768	633	768
(Gain) loss on sale and disposal of equipment	(53)	-	(53)	-
Other expense (income)	85	(37)	505	(42)
Adjusted EBITDA*	$ (347)	$ (286)	$ 4,336	$ 2,231

* As used herein, Adjusted EBITDA is calculated as net income attributable to Enservco before interest, income taxes, depreciation, amortization and further excludes non-cash compensation, impairments, gain (loss) on sale of assets, patent litigation and defense costs and income or loss on derivative contracts. Adjusted EBITDA should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of our operating performance.

ENSERVCO


HEAT WAVES
HOT OIL SERVICE


HEAT WAVES
HOT OIL SERVICE


HEAT WAVES

Contacts:

Ian Dickinson
Chief Executive Officer
ENSERVCO Corporation
720-974-3419
idickinson@enservco.com

Dustin Bradford
Chief Financial Officer
ENSERVCO Corporation
720-974-3414
dbradford@enservco.com

Jay Pfeiffer
Pfeiffer High Investor Relations
303-880-9000
jay@pfeifferhigh.com